EXHIBIT 10.17a

TWO RIVERS WATER COMPANY

2011LONG-TERM STOCKINCENTIVE PLAN

Section 1.  Purpose.The purposesof the Two Rivers Water Company 2011 Long-TermStock IncentivePlanis to promotetheinterestsofTwo Rivers Water Company (the “Company”) and its stockholdersby(i)attractingand retaining employeesand directors of,andconsultantsto,theCompany and its Subsidiaries,asdefined below;(ii) motivatingsuchindividuals by means of performance-relatedincentives toachieve longer-rangeperformance goals; and (iii) enablingsuch individualstoparticipate in the long-termgrowth andfinancial successof theCompany.

This Plan replaces the Company’s 2005 Stock Option Plan.

Section 2.  Definitions.Asusedin thePlan, thefollowingterms shall have the meanings setforth below:

“Affiliate”means any entity other thantheSubsidiariesin whichthe Company has a substantial direct or indirect equity interest, as determined by the Board.

“Award” shall mean anyOption, Stock Appreciation Right,Restricted StockAward, Restricted StockUnit Award,PerformanceAward,OtherStock-BasedAwardorPerformanceCompensation Awardmadeor granted from time totime hereunder.

“AwardAgreement” shall meanany written agreement, contract, orother instrument or document evidencingany Award, which may,butneed not,beexecuted or acknowledged by a Participant.  An Award Agreementmay be in an electronic mediumand may be limitedtonotation onthebooks and recordsofthe Company.

“Base Salary”means thebasesalary orwages of theParticipant excluding overtime, bonuses, contributions toor benefits under benefit plans, fringe benefits,perquisites,and other such formsof compensation.  BaseSalary shall include any elective contributions thatarepaidthroughareductioninaParticipant’s basicsalary and which are not includible inthe Participant’sgross income under Sections125 or 402(e)(3) of the Code.”

“Board” shallmean the BoardofDirectorsof the Company.

“Cause” asa reason for aParticipant’sterminationof employment orserviceshallhavethemeaning assignedsuchtermintheemployment,severanceor similar agreement, ifany,between the Participantand the Company or aSubsidiaryorAffiliate ofthe Company.If the Participant is not aparty to anemployment, severance or similar agreement withthe Company or a Subsidiary orAffiliate ofthe Company in which suchtermis defined, then unlessotherwisedefined inthe applicable Award Agreement “Cause” shall meanthe Participant’s:(A) convictionof,or pleaof guilty or nolo contendere to, a felony or indictment for a crime involving dishonesty, fraud or moral turpitude;(B) willful and intentional breach of the Participant’sobligationstothe Company or aSubsidiary or Affiliate of the Company; (C) willful misconduct,or anydishonest orfraudulent act or omission; (D)violation of any securitiesor financial reportinglaws,rules orregulationsor anypolicy of the Company or a Subsidiaryor Affiliate ofthe Company relatingto theforegoing;(E)violation of thepolicies ofthe Company ora Subsidiaryor Affiliate ofthe Company on harassment, discrimination or substance abuse; or (F)gross negligence,gross neglect of dutiesor grossinsubordinationin theParticipant’sperformanceof dutieswiththe Company or a Subsidiaryor Affiliate ofthe Company.

“Change inControl” shallbedeemedtohave occurred if the event set forthin anyoneof thefollowing subparagraphsshall haveoccurred:

i.

the acquisitionby anyPerson, entity or affiliated group, in oneora series of transactions, ofmore than 50%of thevoting power ofthe Company,or the acquisition ofall the commonstock of the Company (other thanequity held by employees which is assumedin such transaction) following whichthe commonstockof the Company is nolongerpublicly traded;

ii.

the requirement that any Person, entity oraffiliatedgroupconsolidate with its financialresults thefinancial resultsof the Company;

iii.

a merger, combination,amalgamation,consolidation, spin-offor anyother transactionin which theholders oftheCompany’scommonstockimmediately priortosuch transaction do notholdin respectof their holdingsof suchstock 50% or moreof the votingpowerofthemerged,combined,amalgamated,consolidated, spun-off orother resultingentity; or

iv.

a sale orotherdisposition, inoneor a seriesofrelatedtransactions, of allor substantiallyall of the assets of the Company (includingits Subsidiaries).

“Code”shallmean theInternal Revenue Codeof 1986,asamended fromtime totime.

“Committee” shall mean a committee oftheBoarddesignatedby the Board to administer the Planand composed of not lessthantwodirectors,eachof whomis required to bea‘Non-EmployeeDirector’(withinthe meaning ofRule 16b-3)and an“outside director” (withinthemeaning of Section 162(m) oftheCode)totheextent Rule 16b-3andSection 162(m) ofthe Code, respectively,are applicable totheCompanyand thePlan.  If at any time sucha committee has not been so designated or isnotsocomposed, the Boardshallconstitute theCommittee.

“Company” shallmean Two Rivers Water Company.

“ContinuousService” shall mean theabsence of any interruption or terminationof service as anemployee, director or consultant.  ContinuousServiceshall not be consideredinterruptedinthe case of (i) sick leave; (ii) military leave; (iii) anyother leaveof absence approved bythe Committee,ineachcase,providedthat such leave is fora period of not morethan90 days, unlessreemployment upontheexpiration of suchleaveis guaranteed by contract orapplicable law, orunless provided otherwise pursuant to Company policy,asadopted fromtimetotime; or (iv)inthe case oftransferbetweenlocations oftheCompany or betweenthe Company,its Subsidiaries or Affiliates or their respectivesuccessors. Changes in statusbetween service as anemployee, adirector and a consultantwill not constituteaninterruption of ContinuousService;provided,however, that,unlessotherwise determined bythe Committee,consultantsprovidingservices tothe Company or a Subsidiary orAffiliate of the Company for less than 32 hours per monthshall incur an interruption ofContinuousService.

“ExchangeAct” shall meanthe Securities ExchangeActof1934, as amended.

“Existing Plans” shall mean,collectively, the Navidec Financial Services, Inc.2005 Stock Option Plan, as amended.

“Fair MarketValue”shall mean,unlessotherwisedefined inthe applicable Award Agreement (i)with respect toanyproperty otherthanShares, the fair marketvalue of such property determined bysuchmethodsor procedures as shall be established fromtimetotime bytheCommittee and (ii)with respect to theShares, asof any date,(1) the closingsaleprice (excludingany “after hours”trading)of the Shares as reported on the American Stock Exchange Marketfor such date (or ifnot thentrading onthe American Stock Exchange,theclosingsaleprice of theShares on the stock exchange or over-the-countermarket on whichthe Sharesareprincipally trading onsuch date), or,if there were nosales onsuch date,on the closest preceding dateonwhichtherewere salesofShares or(2) in theevent there shall beno public market for the Shares onsuch date, thefair marketvalueof theShares asdetermined ingood faith by the Committee.

“GAAP”shallmean United States Generally AcceptedAccounting Principles.

“Good Reason” as areason for a Participant’s termination of employmentor service shall havethe meaning assignedsuchtermintheemployment,severanceor similar agreement, ifany,between the Participantand the Company or aSubsidiaryorAffiliate ofthe Company.If the Participant is not aparty to anemployment, severance agreement or similar agreement with the Company ora SubsidiaryorAffiliate ofthe Company inwhichsuchterm is defined,then unlessotherwisedefinedin theapplicable AwardAgreement,forpurposes ofthisPlan,“Good Reason” shall mean (i)

amaterial reduction(i.e., a least a10%reduction)by theCompany or aSubsidiary or Affiliate ofthe Company inthe Participant’s Base Salary;or (ii) the involuntary relocation of the Participant’s own office location by more than 50miles; providedthat all such events shall beGoodReason only if the Company (or the applicableSubsidiaryorAffiliate ofthe Company)failstocure sucheventwithin 30 days after receipt fromthe Participantofwritten notice of the event whichconstitutes GoodReason; provided,further, thatGood Reason shall cease to exist for an eventonthe 90th dayfollowing thelaterof itsoccurrenceor theParticipant’sknowledge thereof, unlessthe ParticipanthasgiventheCompany written notice thereof prior to such date.

“IncentiveStock Option”shallmeana righttopurchaseSharesfromthe Company that is granted under Section 6 of the Planandthat is intendedtomeet therequirements of Section 422 oftheCodeorany successor provision thereto.  Incentive Stock Options may be granted only to Participantswho meet the definition of “employees” underSection 3401(c) ofthe Code.

“Negative Discretion”shall meanthe discretion authorizedby thePlan to be applied bythe Committee to eliminate or reducethesize ofaPerformance CompensationAward;provided that the exercise of such discretion would not cause the Performance CompensationAward to fail toqualify as “performance-basedcompensation” underSection 162(m)ofthe Code. Byway ofexampleand notbyway oflimitation,in no event shallany discretionary authority grantedto the Committee by the Planincluding,but not limitedto, NegativeDiscretion,be usedto (a)grant orprovidepayment inrespect of Performance CompensationAwardsfor a Performance Period if the Performance Goals for suchPerformance Periodhavenot been attainedor (b) increasea Performance Compensation Award abovethemaximumamount payable under Section4(a) or 11(d)(vi)ofthePlan.  In noevent shall NegativeDiscretion be exercised by the Committee withrespect to any Option or Stock Appreciation Right (other than anOptionor StockAppreciation Right that is intended to beaPerformance CompensationAward under Section 11 of thePlan).

“Non-QualifiedStock Option” shall meanaright to purchase Sharesfromthe Company that isgranted under Section 6 of thePlanand that isnot intended to bean IncentiveStock Option.

“Option” shall meanan IncentiveStock Option ora Non-Qualified Stock Option. “OtherStock-BasedAward”shall mean any rightgranted under Section 10 of thePlan.

“Participant” shall mean any(i) employee of,or consultantto, the Company or its Subsidiaries,ornon- employeedirector who is amemberoftheBoardor the board ofdirectorsof a Subsidiaryof the Company, eligible for an AwardunderSection 5and selectedby the Committee toreceive an Award under the Plan or (ii) any employee of,or consultant to, an Affiliate, eligible for a cash-settled Performance Awardor cash-settled Restricted Stock Unit under Section5 and selected by the Committeeto receive a cash-settledPerformance Award or a cash- settledRestrictedStock Unitunder the Plan.

“Performance Award” shall mean anyright grantedunderSection9 ofthePlan.

“Performance CompensationAward” shall meananyAward designatedby the Committee as a PerformanceCompensation Award pursuanttoSection11 ofthePlan.

“Performance Criteria” shall mean the criterionor criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect toanyPerformance Compensation Award under the Plan.The Performance Criteria that will be usedtoestablishthe Performance Goal(s)shall be based on the attainment of specific levelsof performance of the Company (or aSubsidiary, Affiliate, division or operational unit of the Company) andshall be limitedtothe following,whetherdetermined on aGAAPor non- GAAPbasis:revenue, operating income, day sales outstanding,return on net assets, return on stockholders’ equity return onassets,return oncapital,stockholder returns,profit margin, contributionmargin, earningsper Share, net earnings,operatingearnings, freecashflow,earningsbefore interest,taxes,depreciationand amortization,number of customers,growth ofcustomers,operatingexpenses,capital expenses,customer acquisition costs,Sharepriceor sales or market share.

“Performance Formula” shallmean, for aPerformance Period,one ormore objectiveformulasapplied against the relevantPerformanceGoal to determine, with regardtothe Performance Compensation Award ofa particular Participant,whether all, some portion but less thanall,or noneof the Performance CompensationAward hasbeenearnedforthePerformancePeriod.

“Performance Goals”shall mean,foraPerformancePeriod, oneor moregoalsestablishedby the Committee forthe Performance Period based uponthe Performance Criteria.  Tothe extent required underSection 162(m)oftheCodewith respect toAwardsintended to qualify as“performance-based compensation”underSection 162(m) oftheCode, the Committee shall, withinthe first 90 daysof aPerformancePeriod (or,ifshorter,withinthe maximumperiod allowed under Section 162(m)oftheCode),definein an objectivefashionthemanner of calculating thePerformance Criteria it selects tousefor such Performance Period. The Committee is authorized at any time duringthefirst 90 days of aPerformancePeriod (or,if shorter, withinthemaximumperiodallowed under Section 162(m) oftheCode for establishingPerformanceGoals), or at anytime thereafter (butonly tothe extent the exerciseof suchauthority after such periodwould not cause the Performance CompensationAwards intended to qualify as“performance-based compensation”under Section 162(m) of the Codegrantedto anyParticipantfor the Performance Periodto fail toqualify as‘performance-based compensation’ under Section162(m)ofthe Code),in its sole discretion, to adjustor modify the calculation ofaPerformance Goal for such Performance Period to the extentpermitted under Section 162(m) ofthe Code, if applicable, in order to prevent thedilution or enlargement of the rightsof Participants,(a) inthe eventof,or inanticipation of, anyunusualorextraordinary corporate item, transaction,event ordevelopment affecting the Company;or (b) in recognition of,or in anticipation of, anyother unusualor nonrecurring events affectingtheCompany, or thefinancial statements oftheCompany, orin response to,or inanticipationof,changesinapplicable laws,regulations,accountingprinciples, or business conditions.

“Performance Period” shallmean theone ormoreperiodsof time ofat least sixmonthsinduration,asthe Committeemay select, overwhichthe attainment of oneor more Performance Goalswill be measured for the purpose of determiningaParticipant’srighttoandthepayment of aPerformanceCompensationAward.

“Person”hasthemeaninggiven in Section3(a)(9) oftheExchangeAct,asmodifiedandusedin Sections 13(d)and 14(d)thereof,except that suchtermshall not include(i) the Company anditsSubsidiaries, (ii) a trusteeor other fiduciary holding securities under an employee benefitplan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant toan offering of such securities,or (iv) a corporation owned, directly or indirectly, by the shareownersofthe Company insubstantially the same proportionsas their ownership of stock ofthe Company.

“Plan” shall meanthis Two Rivers 2011 Long-TermStockIncentive Plan. “RestrictedStock”shall meanany Sharegranted underSection8of thePlan. “RestrictedStock Unit” shallmeananyunitgranted underSection 8 of the Plan.

“Rule16b-3”shall meanRule 16b-3as promulgated andinterpretedby theSECundertheExchangeAct, or any successor rule orregulation thereto asin effectfromtime to time.

“SEC” shall mean theSecurities and Exchange Commissionor any successor thereto and shall includethe Staffthereof.

“Shares” shallmeanthe commonstock of the Company,$.001 parvalue, or such other securities of the Company (i) into which suchcommon stockshall bechangedby reason of arecapitalization, merger, consolidation, split-up, combination, exchangeof sharesorother similartransaction or (ii) as may be determined by the Committee pursuant toSection 4(b) ofthePlan.

“Stock AppreciationRight” shall meananyright granted underSection 7of thePlan.

“Subsidiary” ofany Personmeansanother Person (other thananatural Person),anaggregateamountof the voting securities,other voting ownership or voting partnershipinterests,of which is sufficient toelectat least a majority ofthe Board or other governing body (or,ifthere areno such voting interests,50% ormoreofthe equity interests of whichisowned directly orindirectly by suchfirst Person).

“Substitute Awards” shall have the meaningspecified in Section 4(c)of the Plan.

Section 3.Administration.

(a)

ThePlan shall be administeredby the Committee.  Subject tothe termsof the Plan and applicable law, and inaddition to other express powers andauthorizationsconferred ontheCommittee by thePlan, the Committee shall havefullpower andauthorityto: (i)designate Participants; (ii)determine the type or typesof Awards to begrantedtoa Participant and designate thoseAwards which shall constitute Performance Compensation Awards; (iii)determine thenumber of Sharesto be covered by,or with respect to whichpayments, rights,or other matters are tobe calculatedinconnection with, Awards;(iv) determine the terms andconditionsof any Award;(v) determine whether, to whatextent, and underwhat circumstancesAwards may be settled or exercisedin cash,Shares,other securities,other Awardsorotherproperty, orcanceled, forfeited, or suspendedand the methodor methodsbywhich Awardsmay be settled, exercised, canceled,forfeited,or suspended; (vi) determine whether, to what extent, and underwhat circumstances cash,Shares, other securities,otherAwards,otherproperty, and other amountspayablewithrespect to an Award (subject toSection162(m)oftheCodewith respect to Performance Compensation Awards) shall bedeferred either automatically orat the election of theholder thereofor of the Committee (in each case consistentwith Section409Aof the Code); (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omissioninthe Plan, anyAward Agreement, andany other instrument oragreement relatingto,or Award made under, the Plan;(viii) establish, amend, suspend, orwaivesuch rulesand regulationsandappoint such agents as it shall deemappropriate for the properadministration of the Plan; (ix)establishandadminister Performance Goals and certify whether, and to what extent,theyhavebeen attained; (x) adopt andapproveanysupplements to or amendments, restatements or alternative versions ofthePlan (including, without limitation,sub-plans)inaccordance withSection 14(m)ofthe Plan; and  (xi)make anyotherdetermination and takeanyother action that the Committee deems necessary or desirablefor theadministrationof thePlan.

(b)

Unlessotherwiseexpressly provided inthePlan,all designations, determinations, interpretations, and other decisions under or with respect to the Plan or anyAward shall bewithin the sole discretion ofthe Committee,may bemadeatany time and shall befinal, conclusive,andbindinguponall Persons,including the Company, anySubsidiaryorAffiliate ofthe Company, any Participant, any holder or beneficiary of anyAward, and any stockholder.

(c)

The mere fact that a Committee member shall fail toqualify as a “Non-Employee Director”or “outside director”withinthemeaning ofRule 16b-3 and Section 162(m)of theCode, respectively,shall not invalidateanyAward madeby theCommitteewhich Awardisotherwisevalidly madeunderthePlan.

(d)

No member of the Committeeshallbe liabletoanyPerson for any action ordeterminationmade ingood faith withrespect to the Plan or anyAward hereunder.

(e)

With respectto any PerformanceCompensation AwardgrantedtoaCoveredEmployee(within themeaningof Section 162(m)oftheCode)underthePlan,thePlanshallbeinterpretedand construedin accordancewith Section162(m)of the Code.

(f)

The Committee may delegate to oneor more officersof theCompany (or, inthe caseof awardsof Shares,theBoard may delegate toacommitteemadeup of oneor moredirectors) the authority tograntawards to Participants who are not executiveofficersor directorsof the Company subject to Section 16 ofthe ExchangeAct or Covered Employees(within themeaning of Section 162(m) oftheCode).

Section4. SharesAvailable for Awards.

(a)

SharesAvailable.

(i)

Subject toadjustment as provided inSection4(b), theaggregate numberof Shareswith respect to which Awards may begranted fromtime totimeunder the Planshall inthe aggregatenot exceed, at any time, 10,000,000; provided, that the aggregate number of Shareswith respect towhich Incentive StockOptions may begranted underthe Plan shall be4,000,000.  The maximum number of Shares shall be reduced by the number of Restricted Stock Units outstanding at the time of the receipt of shareholder approval of this Plan subject to the “re-load” provisions as set forth in Section 4 (a)(ii) below. The maximumnumber of Shares with respect towhich Options and Stock AppreciationRights may begranted toany Participant inanyfiscal yearshall be2,500,000and the maximum numberof Shareswhichmay bepaidtoaParticipant in thePlanin connection withthe settlement ofanyAward(s) designated as “Performance CompensationAwards” in respect of a singlePerformance Periodshall be1,000,000 or, inthe event suchPerformance Compensation Award ispaidincash,theequivalent cashvaluethereof onthelast day of thePerformance Periodto whichsuch Award relates.

(ii)

If any Shares subject to an Award areforfeited, cancelled,exchanged,withheld or surrendered or ifan Awardterminates orexpires without adistribution ofShares to theParticipant, theShareswith respect tosuch Award shall, totheextentofany such forfeiture, cancellation, exchange, surrender, withholding, termination orexpiration,againbeavailable for Awards under the Plan.  For theavoidanceof doubt,iftwo Awards are grantedtogetherintandem,theSharesunderlyingany portion of the tandemAward whichis not exercised or otherwisesettledin Shares will again be available forAwardsunder the Plan.Upon payment incash of thebenefit provided by any Award granted under thisPlan, any Shares that were covered by that Award will again be available forAwardsunder thePlan. If,under thisPlan, aParticipant has elected to giveup theright to receive compensation inexchangefor Sharesbasedon fair market value, suchShareswill notcount against theaggregate limit described inSection 4(a)(i).

(iii)

Awardsmay,inthediscretionof theCommittee,bemadeunderthePlaninassumption of,orinsubstitution for,outstanding awardspreviouslygranteda company acquired by the Company or with which the Company combines (“Substitute Awards”).The numberof Sharesunderlyingany Substitute Awards shallnot becounted against theaggregatenumberofSharesavailablefor Awards underthePlan.

(b)

Adjustments.Notwithstanding anyprovisionsof the Plan tothe contrary, inthe eventthat the Committee determines that any dividend or otherdistribution (whether in theformofcash,Shares, other securities, or otherproperty), recapitalization,stocksplit, reversestocksplit, reorganization,merger, consolidation,split-up, spin-off, combination,repurchase, or exchangeofSharesor othersecurities of the Company, issuanceof warrantsor other rights to purchase Shares orother securities ofthe Company, or other corporate transaction orevent affects the Shares suchthat anadjustment is appropriate in order topreventdilution or enlargement of the benefits orpotential benefits intendedto bemade availableunder the Plan, then the Committeeshall equitablyadjust anyor all of (i) the numberof Sharesor othersecurities of the Company (ornumber and kindof othersecurities or property) with respect to which Awards may begranted, (ii) thenumberofSharesor other securities of the Company (or number and kind ofother securities orproperty) subject tooutstanding Awards, and (iii) thegrantor exerciseprice with respect toanyAward or,if deemedappropriate,makeprovision foracash payment totheholder ofan outstanding Award in considerationfor the cancellationof such Award, which,inthecaseof Optionsand Stock Appreciation Rights shall equal the excess,if any, of the Fair Market Valueof theSharesubject toeachsuchOptionor Stock Appreciation Rightover theper Shareexercise price orgrant priceof such Option or Stock Appreciation Right.

(c)

Sourcesof SharesDeliverableUnderAwards.  Any Shares delivered pursuant toan Award may consist, in whole or in part,of authorizedandunissuedSharesor oftreasury Shares.

Section 5.  Eligibility.Any employeeof,or consultantto,theCompany oranyofitsSubsidiaries (includinganyprospectiveemployee),or non-employeedirector who is a memberof theBoardor the boardof directorsof a Subsidiaryof the Company, shall be eligible to be selected as a Participantand receive any Award as determined bythe Committee.  Any employee of,or consultant to, an Affiliate (includingany prospective employee), shall be eligible to beselected asa Participant and receive anycash-settled Performance Award or cash- settledRestrictedStock Unitas determined by the Committee.

Section 6.  Stock Options.

(a)

Grant.Subjecttothe terms of the Plan, the Committee shall have sole authority to determine the Participantsto whomOptionsshallbegranted,thenumberof Sharesto becoveredby eachOption,theexercise price thereof and the conditions andlimitationsapplicabletothe exerciseof theOption.The Committee shallhave the authority to grantIncentive Stock Options, or to grantNon-Qualified Stock Options,or to grantboth types of Options.In the caseof Incentive Stock Options, the terms and conditionsof such grantsshall besubject toand comply withsuch rulesas may beprescribed by Section 422 oftheCode,asfromtime totimeamended,andany regulationsimplementingsuchstatute.All Options when granted underthePlanareintendedto be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Optionis intended to bean IncentiveStock Option.If an Option is intendedto be an Incentive Stock Option, and iffor any reason suchOption (or any portion thereof) shallnot qualify as an IncentiveStock Option,then, tothe extentof such nonqualification, suchOption (or portion thereof)shall beregardedasa Non-Qualified Stock Optionappropriately granted underthe Plan;providedthat such Option (orportionthereof) otherwise complies withthe Plan’srequirements relatingto Non-Qualified Stock Options.  No Option shall be exercisablemorethantenyears fromthedate of grant.

(b)

Exercise Price. The Committee shall establish the exerciseprice at the time eachOption is granted,which exercise priceshall beset forthin the applicable Award Agreement andwhichshall not beless than the Fair Market Valueper Shareon thedateof grant.

(c)

Exercise.  Each Option shallbe exercisableat suchtimes and subject to such terms and conditions as the Committee may, inits sole discretion,specify inthe applicableAwardAgreement.  The applicable Award Agreement shall specify the period or periods ofContinuousServiceby the Participant that is necessarybefore the Option or installments thereof will become exercisable and the effect of termination on the grant.The Committeemay impose suchconditionswith respect to the exerciseofOptions, including without limitation,any relatingto the application offederalor state securities laws, asit may deemnecessary or advisable.

(d)

Payment.

(i)

No Shares shall bedelivered pursuanttoany exercise of an Option until payment in fullof the aggregate exerciseprice thereforis receivedbytheCompany.  Suchpaymentmay be made in cash, or its equivalent, or (x) by exchanging Shares ownedby the optionee(which arenot thesubjectof anypledgeor other security interest and which havebeen owned by such optionee for at least six months),or(y) subject tosuch rules as may be established by the Committee, through deliveryofirrevocable instructions toabroker tosell the Shares otherwisedeliverable upontheexerciseoftheOption andto deliver promptly totheCompany anamount equal to the aggregate exerciseprice orby acombination of the foregoing,providedthat the combined valueofall cash and cash equivalents and theFairMarketValueof any suchShares sotendered to the Company asof thedate of such tender is at least equal to suchaggregate exercise price.

(ii)

Wherever inthis Plan or anyAward Agreement a Participant ispermittedto pay the exercisepriceof an Option or taxesrelating tothe exerciseof an Option by delivering Shares, the Participant may, subject to proceduressatisfactory totheCommittee,satisfy such delivery requirement by presentingproof of beneficial ownershipof such Shares,in whichcasetheCompanyshall treattheOptionasexercised without further payment andshall withholdsuch number of Shares fromthe Shares acquiredby the exercise of the Option.

Section 7.  Stock Appreciation Rights.

(a)

Grant.Subjecttothe provisionsof thePlan,the Committeeshallhavesole authority to determine the Participants towhomStockAppreciation Rights shallbegranted, thenumber of Shares to becoveredby each Stock AppreciationRightAward,thegrantprice thereof and the conditions andlimitationsapplicabletothe exercise thereof.  StockAppreciationRightswitha grant price equalto orgreater thanthe Fair MarketValueperShare asof thedate of grant areintended to qualify as “performance-basedcompensation”underSection162(m)oftheCode. In thesolediscretion oftheCommittee,StockAppreciation Rightsmay,but need not,qualify asperformance-based compensation inaccordancewithSection 11 hereof.  StockAppreciation Rightsmay begrantedin tandemwith another Award, inaddition to anotherAward, orfreestandingand unrelatedto anotherAward.  Stock Appreciation Rightsgrantedintandemwithor in additiontoan Awardmay begranted eitherbefore, atthe same time as the Award or at a later time.  No Stock AppreciationRight shall be exercisable more than ten yearsfromthe dateof grant.

(b)

Exercise and Payment.A StockAppreciation Right shall entitle the Participant to receive an amount equal totheexcessof theFairMarket Value ofa Share onthedate ofexerciseof theStock Appreciation Rightoverthegrantpricethereof (whichshall notbelessthantheFair MarketValue onthedate of grant). The Committee shall determine inits sole discretion whether a Stock AppreciationRight shallbe settledincash,Shares or a combination of cash andShares.

(c)

Other Terms and Conditions.  Subject to theterms of thePlan and any applicable Award Agreement, the Committee shall determine, at thegrantofaStock AppreciationRight,theterm,methods of exercise, methods and formof settlement, and any other terms and conditionsof any StockAppreciation Right.  The Committeemay impose suchconditionsor restrictionsonthe exerciseofany Stock AppreciationRightas it shall deemappropriate.

Section8. RestrictedStock and Restricted Stock Units.

(a)

Grant.Subjecttothe provisionsof thePlan,the Committeeshallhavesole authority to determine the Participants to whomSharesof RestrictedStock andRestrictedStockUnits shall begranted, the number of Sharesof RestrictedStockand/orthe numberofRestricted Stock Units tobegranted toeachParticipant,the duration oftheperiod duringwhich,andtheconditions, ifany,underwhich,the RestrictedStock andRestricted Stock Units may beforfeitedtothe Company, andthe other terms and conditionsof such Awards.

(b)

Transfer Restrictions.  Sharesof RestrictedStockandRestrictedStock Units may notbesold, assigned, transferred,pledged orotherwise encumbered, except, in thecase of RestrictedStock, as provided inthe Planor the applicable AwardAgreements. Unlessotherwisedirected by the Committee, (i) certificates issuedin respectof Shares of RestrictedStock shall be registered in the name of the Participant and deposited by such Participant, togetherwitha stock power endorsed in blank,withthe Company, or (ii)Sharesof Restricted Stock shall beheldatthe Company’s transfer agentin bookentryformwithappropriate restrictionsrelatingto the transfer of such Sharesof RestrictedStock.Uponthelapseof therestrictions applicable tosuchSharesof Restricted Stock, the Company shall, as applicable, eitherdeliver suchcertificates tothe Participant or theParticipant’s legal representativeor the transferagentshall removetherestrictionsrelatingto the transfer of suchShares.

(c)

Payment.  EachRestricted Stock Unit shall haveavalue equal tothe Fair MarketValueof a Share. RestrictedStock Units shall be paid incash,Shares,other securities orotherproperty, asdeterminedinthe sole discretionof the Committee, upon the lapseof therestrictions applicable thereto, orotherwise in accordancewith the applicableAward Agreement. Dividendspaid onanySharesof RestrictedStockshall bepaid directly tothe Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant tothe terms ofthe applicable Award Agreement,ormay bereinvestedinadditional Shares ofRestrictedStock orinadditional RestrictedStock Units, asdetermined by the Committee inits sole discretion.

Section 9.  PerformanceAwards.

(a)

Grant.  The Committee shall have sole authority todetermine theParticipantswho shallreceive a “Performance Award”,which shall consistof aright whichis (i)denominatedincash orShares,(ii)valued, as determined bythe Committee,inaccordance withtheachievement of such Performance Goalsduring such Performance Periods as the Committee shall establish,and(iii) payable atsuchtime andinsuchformas the Committee shall determine.

(b)

Terms andConditions.  Subject tothe termsof the Plan and any applicable AwardAgreement, the Committee shall determine the PerformanceGoalsto beachieved during any PerformancePeriod,thelengthof any PerformancePeriod,theamount ofany PerformanceAwardand theamount andkind of any payment ortransferto bemadepursuant toany PerformanceAward.

(c)

Paymentof PerformanceAwards.  PerformanceAwards maybepaidinalumpsumor in installments followingthe close of the Performance Periodas set forthin theAwardAgreement on thedate ofgrant.

Section 10.  OtherStock-BasedAwards.

(a)

General.  The Committee shall have authority togrant to Participants an“Other Stock-Based Award”,which shall consistof any rightwhichis(i)not anAward describedin Sections 6through 9aboveand (ii) an Award of Shares oran Award denominated or payablein, valuedin whole orin partby referenceto,or otherwise based on orrelatedto, Shares(including, without limitation,securities convertible into Shares), asdeemed by the Committee to be consistent withthe purposes ofthe Plan;providedthatany such rightsmust comply,to the extent deemed desirable by the Committee, with Rule 16b-3 andapplicable law.  Subject to the terms ofthe Planand any applicable Award Agreement, the Committee shalldetermine the terms andconditionsof any such Other Stock- Based Award,including the price, if any,atwhichsecurities may be purchased pursuant toany Other Stock-Based Award granted underthis Plan.

(b)

Dividend Equivalents.  Inthesolediscretion of the Committee,an Award (otherthan Options or Stock AppreciationRights),whether madeasan OtherStock-Based Award underthis Section10 orasanAward granted pursuant to Sections 6through 9 hereof,may providetheParticipant with dividends or dividendequivalents, payable in cash,Shares, other securities orotherpropertyon a currentordeferred basis;provided,that in thecaseof Awardswith respect to whichany applicable PerformanceCriteriahave not beenachieved,dividend equivalents may bepaidonly onadeferred basis,totheextent the underlying Award vests.

Section 11.  PerformanceCompensationAwards.

(a)

General.  TheCommitteeshall havetheauthority,at thetimeofgrantofany Award describedin Sections6 through 10 (otherthan OptionsandStock AppreciationRights),to designate such Award asa PerformanceCompensation Awardin order to qualify such Award as “performance-based compensation” under Section 162(m) oftheCode.

(b)

Eligibility. The Committee will, inits solediscretion,designate which Participants will be eligible to receive Performance CompensationAwards inrespectofsuchPerformance Period.  Designationof aParticipant eligible to receive an Award hereunderfor aPerformance Periodshall notinany mannerentitle the Participant to receivepayment inrespectof any Performance CompensationAwardforsuchPerformance Period. The determination as to whether ornot suchParticipantbecomes entitledto payment inrespect of anyPerformance Compensation Award shall bedecided solely inaccordance withthe provisions ofthisSection 11. Moreover, designationofa Participant eligible toreceive anAwardhereunder for aparticular Performance Period shall not requiredesignationof such Participant eligible toreceive an Award hereunder in any subsequent Performance Period anddesignationof oneperson as aParticipant eligible toreceive an Award hereunder shallnotrequire designationofany other person as aParticipant eligible toreceive anAwardhereunder in such period or in any other period.

(c)

Discretion ofCommittee withRespect to Performance CompensationAwards.With regard toa particularPerformancePeriod,theCommitteeshallhave fulldiscretion toselect the applicable Participants, the length ofsuch PerformancePeriod,thetype(s)ofPerformanceCompensation Awardsto beissued,thePerformance Criteria that will be used toestablishthe Performance Goal(s),thekind or level ofeachPerformanceGoal toapply to the Company, and thePerformance Formula.  Withinthefirst 90 daysof aPerformancePeriod (or,ifshorter, withinthemaximumperiodallowed underSection 162(m)of theCode),theCommitteeshall,withregard tothe Performance Compensation Awards to beissued for such Performance Period, exercise its discretion with respect to eachof the matters enumerated in theimmediately preceding sentenceof thisSection11(c) and record the same in writing.

(d)

Paymentof PerformanceCompensationAwards.

(i)

Condition to Receiptof Payment. Unless otherwiseprovided inthe applicable AwardAgreement, aParticipant must be employed by the Company onthe last day of a Performance Period to be eligible forpaymentinrespectofaPerformanceCompensationAwardforsuch Performance Period.

(ii)

Limitation.  AParticipantshallbe eligible to receivepayment inrespectof a Performance Compensation Award only tothe extentthat:(1) the Performance Goals for such periodare achieved; and (2) the Performance Formula as applied against suchPerformanceGoals determines that all or some portion of such Participant’sPerformanceAwardhasbeen earnedfor thePerformance Period.

(iii)

Certification.Followingthecompletionof a Performance Period, the Committee shall meet toreview andcertify in writing whether, andto whatextent, thePerformance Goals for the Performance Period havebeenachieved and,ifso,tocalculate andcertify in writingthatamount ofthePerformanceCompensation Awardsearned fortheperiodbaseduponthePerformance Formula. TheCommittee shall then determine the actual size of each Participant’sPerformance CompensationAwardfor thePerformance Periodand, in so doing, may applyNegativeDiscretion,ifand whenit deems appropriate.

(iv)

Negative Discretion.  Unlessotherwisedetermined by the Committee, in determiningthe actual sizeofanindividualPerformanceAward for aPerformancePeriod,theCommitteemay reduceor eliminate theamountof thePerformanceCompensationAward earnedunderthePerformanceFormulainthePerformance Periodthrough theuseof Negative Discretionif, in its solejudgment, such reduction or eliminationis appropriate.

(v)

TimingofAward Payments. Unlessotherwise set forth in the applicableAward Agreement, the Awardsgrantedfor aPerformance Period shall bepaidtoParticipants assoon as administratively possiblefollowingcompletion of the certificationsrequired by thisSection 11;provided,that,unlessotherwiseset forthinthe applicable Award Agreement,  in noeventshallany Award granted foraPerformancePeriod bepaid later than the15thcalendarday of the thirdmonthfollowing the end of the Participant’s first taxable year in which the right to payment is nolonger subject to a “substantialrisk of forfeiture” (withinthe meaning of Section 409A of theCode) orthe15thcalendar dayof thethirdmonth followingthe end of the Company’s first taxableyear in which the payment is no longer subject toa “substantial risk of forfeiture”.

(vi)

MaximumAward Payable.Notwithstanding any provision containedinthePlan tothe contrary,themaximumPerformanceCompensationAwardpayableto anyoneParticipant underthePlan fora Performance Periodis1,000,000Shares or, inthe event the Performance Compensation Awardispaid in cash, the equivalent cashvaluethereof onthelast day ofthePerformancePeriodto whichsuch Awardrelates.  Furthermore, any Performance Compensation Awardthathasbeen deferredshall not (between thedateas ofwhich theAward is deferredandthepaymentdate)increase(i) withrespectto PerformanceCompensation Awardthat is payablein cash, by ameasuring factorfor each fiscalyeargreater thanareasonablerate of interestset by theCommittee or(ii) with respect to aPerformanceCompensationAward that is payableinShares,by an amount greaterthan the appreciation of a Sharefromthedate such Awardisdeferredto thepayment date.

Section 12. Amendment and Termination.

(a)

Amendments to the Plan.The Boardmay amend, alter,suspend,discontinue, orterminate the Plan or any portion thereofatany time; provided that if an amendment tothe Planthat(i) wouldmaterially increase the benefits accruing to Participantsunder the Plan,(ii) wouldmateriallyincrease the number of securities which may be issued under the Plan, (iii) wouldmateriallymodifytherequirements forparticipationin the Plan or (iv) must otherwisebeapproved by thestockholdersof theCompany in order tocomply withapplicablelawor therules of theNasdaqStock Market,or, if the Shares arenot traded ontheNasdaq StockMarket,theprincipal national securities exchangeupon whichthe Shares are traded orquoted,such amendment will besubject tostockholder approval and will notbe effective unless and until such approval has been obtained; andprovided,further, that any suchamendment,alteration, suspension,discontinuanceor terminationthat wouldimpair therights of any Participant orany holder or beneficiaryof any Award previouslygranted shall not beeffective as to such Participant without the writtenconsent ofthe affectedParticipant,holderor beneficiary.

(b)

Amendments to Awards.  TheCommitteemay waive any conditionsor rightsunder, amend any termsof,oralter,suspend,discontinue,cancel or terminate, anyAward theretoforegranted;providedthat anysuch waiver, amendment, alteration,suspension,discontinuance,cancellation or terminationthat wouldimpair therights of anyParticipant oranyholderorbeneficiary of any Awardpreviously grantedshallnotbeeffectiveastosuch Participantwithout the writtenconsentof the affectedParticipant,holderor beneficiary.

(c)

AdjustmentofAwardsUpontheOccurrenceof CertainUnusualorNonrecurring Events. The Committee is hereby authorizedto make equitable adjustments in the termsandconditionsof, andthe criteria includedin,all outstanding Awardsin recognition of unusual or nonrecurringevents (including, without limitation, theeventsdescribedin Section 4(b) hereof) affectingtheCompany,any Subsidiaryof theCompany,or the financial statements oftheCompany orany Subsidiary of theCompany,or ofchangesinapplicable laws,regulations,or accountingprinciples, whenever the Committee determines that such adjustments are appropriate inorder toprevent dilution or enlargement of thebenefits orpotential benefitsintendedto be madeavailable underthePlan.

(d)

Repricing.  Except inconnectionwithacorporatetransactionor eventdescribedin Section4(b) hereof,thetermsofoutstanding Awardsmay notbeamendedto reducetheexercisepriceof Options or thegrant priceof StockAppreciationRights, orcancel OptionsorStockAppreciationRights in exchange forcash,other awards orOptions or Stock Appreciation Rightswith an exercise priceorgrantprice,asapplicable, thatis less than the exerciseprice of theoriginal Optionsorgrantpriceof the originalStockAppreciation Rights,asapplicable, without stockholderapproval.

Section 13.  Change in Control.

(a)

Except as otherwise provided in an Award Agreement or by the Committee at the date of grant, to the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in the event of a Change in Control, all outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable, and any specified Performance Goals with respect to outstanding Awards shall be deemed to be satisfied at target immediately prior to the consummation of a Change in Control.

(b)

Except asotherwise provided inan AwardAgreement orby the Committee at thedateof grantor thereafter, tothe extentoutstanding Awardsgranted under this Planareassumed, convertedor replacedby the resultingentity inthe eventof a Change in Control, (i)anyoutstanding Awards that aresubject toPerformance Goals shallbeconverted,assumed or replaced by theresultingentity as iftargetperformancehad beenachievedas of thedateoftheChangein Control,(ii)eachPerformance Awardor Performance Compensation Award with servicerequirementsshall continueto vestwith respect tosuchrequirementsduringthe remaining periodsetforth in the Award Agreement, and (iii) all otherAwardsshall continueto vest(and/or the restrictionsthereonshall continue tolapse)duringthe remaining period set forthintheAward Agreement.

(c)

Except asotherwise provided inan AwardAgreement orby the Committee at thedateof grant, to the extentoutstanding Awards grantedunderthis Plan areeither assumed, convertedor replacedby the resulting entity inthe event of a Change inControl, if a Participant’semployment or service is terminated withoutCauseby the Companyor aSubsidiaryor Affiliate of the Company or aParticipant terminates his orher employment or servicewiththe Company ora Subsidiary or Affiliate ofthe Company for GoodReason, ineither case,duringthe twoyearperiod followingaChange inControl, alloutstanding Awardsheld by the Participant that may be exercised shall become fully exercisable andall restrictionswith respect tooutstanding Awardsshall lapseandbecome vested and non-forfeitable.

(d)

Notwithstanding anything in this Plan or any Award Agreement tothe contrary, tothe extent any provision ofthis Planor an AwardAgreement wouldcauseapayment ofdeferredcompensationthat issubject to Section 409A of theCodeto bemadeupontheoccurrenceof (i) aChangeinControl,thensuch payment shall not be made unless suchChange inControl also constitutes a“change in ownership”, “change ineffective control”or “changein ownership ofasubstantial portionof theCompany’s assets”withinthe meaning of Section 409Aof the Code or (ii)aterminationofemployment orservice,thensuch payment shall not bemade unless suchtermination of employment or service also constitutes a “separation fromservice”within the meaningofSection409Aof the Code. Anypayment that wouldhavebeenmade except for theapplicationof thepreceding sentence shall bemade in accordancewith thepayment schedule that would have applied in theabsenceofa Change in Control or termination of employmentorservice, butdisregarding any futureserviceor performancerequirements.

Section 14.  GeneralProvisions.

(a)

Nontransferability.

(i)

EachAward, and each rightunder anyAward, shallbe exercisable only bythe Participant duringthe Participant’s lifetime, or, ifpermissible underapplicable law,by theParticipant’s legal guardian or representative.

(ii)

No Awardmay besold,assigned,alienated,pledged,attachedor otherwisetransferredor encumbered by a Participantotherwise than by will or by the lawsof descent and distribution, and anysuch purportedsale,assignment,alienation,pledge,attachment,transfer orencumbranceshallbevoidand unenforceable against the Company oranySubsidiaryorAffiliate ofthe Company; providedthat the designationof abeneficiary shall not constitute a sale, assignment, alienation,pledge, attachment, transferor encumbrance.

(iii)

Notwithstanding theforegoing, the Committee may, intheapplicable Award Agreement evidencingan Option granted underthe Plan orat any time thereafter in an amendment to anAwardAgreement, provide that Optionswhicharenot intended to qualify asIncentive Options may be transferred by theParticipant to whomsuch Option was granted (the“Grantee”) without consideration, after such time asall vestingconditionswith respect tosuch Option have beensatisfied,and subject to such rulesastheCommitteemay adopt to preservethe purposes ofthePlan,to:(1)theGrantee’sspouse,children or grandchildren (includingadoptedand stepchildrenand grandchildren)(collectively, the “ImmediateFamily”); (2)atrustsolely for thebenefitoftheGrantee and hisorher Immediate Family; or(3) apartnership,corporation orlimitedliability company whoseonlypartners,members or stockholders are theGrantee and hisor her Immediate Family; (each transfereedescribed in clauses(1),(2) and (3) aboveishereinafterreferredtoasa“PermittedTransferee”);providedthat the Grantee gives theCommittee advance written notice describingtheterms andconditionsoftheproposedtransfer andthe Committee notifies the Grantee in writingthat sucha transfer wouldcomply withtherequirements of thePlanand any applicable Award Agreement evidencing theOption.

The terms of any Optiontransferred inaccordancewith the immediately preceding sentence shall apply to the Permitted Transferee and anyreferenceinthePlan orinan Award Agreement to anoptionee, Grantee or Participantshall be deemedto refer tothe PermittedTransferee, except that (a)PermittedTransferees shall not be entitledtotransfer anyOptions,other thanby will or the lawsof descentand distribution; (b) PermittedTransferees shall notbe entitledtoexercise any transferred Optionsunless there shall be in effect aregistration statement on an appropriateformcoveringtheSharesto beacquired pursuant to the exercise of such Option if the Committee determines that sucharegistration statement is necessaryorappropriate, (c) theCommittee or the Company shall notbe required to provide any notice toa PermittedTransferee,whether or not such notice is or would otherwise havebeen requiredto begivento the GranteeunderthePlan or otherwiseand (d) theconsequences oftermination of theGrantee’semployment by,or servicesto, the Company under the terms ofthe Plan and the applicable Award

Agreement shall continue to be applied with respect totheGrantee,following whichthe Options shall be exercisable by thePermittedTransfereeonly tothe extent, and for theperiods, specifiedin thePlanand the applicable Award Agreement.

(iv)

Notwithstanding anything to thecontrary herein, only gratuitoustransfersof Awards shall bepermitted.

(b)

NoRights toAwards. NoParticipant orother Person shallhaveany claim to begrantedany Award, andthere isno obligation foruniformity oftreatmentofParticipants,or holdersor beneficiariesof Awards. The terms and conditionsof Awards and the Committee’s determinationsandinterpretationswith respect thereto need notbe the same withrespect toeach Participant(whether ornotsuch Participants are similarly situated).

(c)

Share Certificates.  Sharesor other securities of the Company or any Subsidiary of the Company delivered underthePlan pursuant toany Award ortheexercise thereofshallbe subject tosuchstoptransfer orders and other restrictionsastheCommitteemaydeemadvisableunderthePlan or therules,regulations,and other requirements of the SEC, anystock exchangeupon whichsuchSharesor other securities are thenlisted, and any applicableFederal or state laws, and the Committeemay causealegend orlegendsto beput onany suchcertificates tomakeappropriatereferencetosuchrestrictions.

(d)

Withholding.

(i)A Participantmay berequiredto pay totheCompany or any Subsidiary or Affiliate ofthe Company, and the Company or anySubsidiary orAffiliate of the Company shall have theright and is hereby authorizedto withholdfromany Award, fromany payment due ortransfermadeunderanyAward or underthePlan, orfromany compensation or other amountowing toaParticipant theamount(incash,Shares, other securities,other Awardsorother property) of any applicable withholdingtaxes inrespectof an Award,its exercise, or anypayment or transfer under an Awardor underthePlan,andto takesuch other action asmay benecessary in the opinion of the Company to satisfy all obligations for thepayment ofsuchtaxes.

(ii)

Without limiting thegenerality ofclause(i)above, a Participant may satisfy, in whole or in part, the foregoing withholdingliability by deliveryof Shares owned by the Participant (whicharenot subject to any pledge or othersecurity interest and which havebeen owned by theParticipantforatleast sixmonths) witha Fair MarketValue equal tosuch withholdingliability orby having the Company withhold fromthe number of Sharesotherwise deliverable tothe Participant with respecttoan Award anumberof ShareswithaFair Market Value equal tosuchwithholding liability.

(iii)

Notwithstanding anyprovision of this Planto the contrary, inconnection withthe transfer of an Optionto a PermittedTransfereepursuant to Section14(a), the Grantee shall remainliablefor anywithholding taxes required to bewithheld uponthe exerciseof such Optionby thePermittedTransferee.

(e)

Detrimental Activity. In the event the Committee determines(ordiscovers) during orafterthe courseof aParticipant’s employment or service that a Participant committedanactduringthe courseof hisor her employment or service that constitutes orwould have constitutedCausefor termination,the Committee shall have the right tocancel any or allof Participant’sthen outstanding Awards (whetheror notvested).

(f)

AwardAgreements.  Each Award hereundershall beevidencedby an Award Agreement which shall bedeliveredto theParticipant and shall specify theterms and conditionsof theAward and any rules applicable thereto, including butnot limitedto, theeffect on suchAward of the death,disability or termination ofemployment or serviceofaParticipant and the effect, if any,of such other events as may bedeterminedby the Committee.

(g)

NoLimit on Other Compensation Arrangements.  Nothing containedinthePlanshallprevent the Company or any Subsidiaryor Affiliate of the Company fromadoptingor continuing ineffectother compensation arrangements, whichmay,but need not, provide forthe grant of options, restrictedstock,Sharesand othertypes of Awardsprovided for hereunder(subject tostockholderapproval ifsuch approval is required), and such arrangements may beeithergenerally applicable or applicable only in specific cases.

(h)

NoRight to Employment.Thegrantofan Award shall not be construed as givingaParticipant the right to beretained inthe employ of,or inany consultingrelationshipto,or as a directoron the Board orboard of directors, as applicable,of, the Company orany Subsidiaryor Affiliate ofthe Company.Further, the Company ora SubsidiaryorAffiliate ofthe Company mayat any time dismiss a Participant fromemployment or discontinue any consultingrelationship,free fromany liability orany claim under the Plan, unlessotherwise expresslyprovidedin the Plan, anyAward Agreement or any applicable employment contractor agreement.

(i)

NoRightsas Stockholder.  Subject totheprovisionsof theapplicable Award,noParticipant or holder or beneficiary ofany Awardshall have anyrights asastockholderwith respect to any Sharesto be distributed under the Plan until heor she hasbecome theholder of suchShares.Notwithstandingtheforegoing, in connectionwitheachgrantof RestrictedStockhereunder,the applicableAward shall specify if andto what extent the Participantshall notbe entitledtothe rights of a stockholder in respect of such RestrictedStock.

(j)

Governing Law.  Thevalidity, construction, andeffectof the Planand any rules and regulations relatingtothePlanand anyAward Agreement shall bedeterminedinaccordancewiththe lawsof theState ofColorado, applied withoutgiving effect to its conflict of lawsprinciples.

(k)

Severability.Ifany provision ofthe Plan or any Award is or becomes or is deemedto be invalid, illegal, or unenforceable inany jurisdictionor as toanyPerson orAward,or would disqualify the Plan or anyAward underany law deemedapplicable bythe Committee, such provision shall be construed or deemedamended to conformtotheapplicable laws, orifit cannot be construed or deemedamended without, inthe determination of the Committee,materially alteringthe intentof the Plan or theAward, such provision shallbe strickenas to such jurisdiction,Person or Awardand theremainder of thePlanand anysuch Award shall remaininfull force and effect.

(l)

OtherLaws.  TheCommitteemay refusetoissueor transfer any Sharesorotherconsideration under an Awardif, actingin its solediscretion,itdetermines that the issuanceor transfer of such Sharesor such other considerationmight violate any applicable lawor regulationor entitle the Company to recover thesame under Section 16(b)of theExchange Act,andanypayment tendered to the Companyby aParticipant,otherholderor beneficiary inconnectionwith theexerciseof such Awardshall be promptly refundedto the relevantParticipant, holder orbeneficiary.Without limitingthegeneralityof the foregoing,noAward granted hereundershall be construedas an offer tosell securities of the Company, and nosuch offershall beoutstanding,unless and until the Committee inits solediscretion hasdetermined that any such offer, if made,would be incompliance withall applicable requirements ofthe U.S.federal securities laws.

(m)

ForeignEmployees.  In ordertofacilitate the makingof anyAward or combination of Awards under thisPlan, the Committee may providefor suchspecial terms for awardsto Participants whoareforeign nationals orwho are employed by the Companyor any SubsidiaryorAffiliate ofthe Company outsideof theUnited States of America as the Committeemay consider necessaryor appropriate to accommodate differencesin local law, taxpolicy orcustom. Moreover,the Committeemay approve suchsupplements toor amendments, restatements or alternativeversionsof thisPlan(including,without limitation, sub-plans) as it may considernecessaryor appropriate for such purposes, without thereby affectingtheterms ofthis Plan asin effectfor any other purpose, and the Secretaryorother appropriate officerof the Company may certify any such document ashaving been approved and adopted in the samemanner as this Plan.No such special terms, supplements, amendments or restatements, however,shall includeany provisionsthat areinconsistentwiththe terms of this Planasthenineffectunless this Plancouldhave beenamendedto eliminatesuch inconsistency without further approvalby thestockholders ofthe Company.

(n)

NoTrustorFund Created.Neither the Plannor anyAward shall createorbe construed to create a trustor separate fund of anykind or afiduciary relationship betweenthe Company or any Subsidiary orAffiliate of the Company and a Participant or anyotherPerson.  To theextent that any Person acquires a right to receive payments fromthe Company or anySubsidiary orAffiliate of the Company pursuant toan Award, such right shall beno greater than therightof anyunsecured general creditor of the Company or any Subsidiary orAffiliate ofthe Company.

(o)

NoFractionalShares.Nofractional Sharesshall beissued or delivered pursuant to thePlan or any Award, andthe Committee shalldetermine whether cash,othersecurities, or other property shallbepaid or transferred in lieu of any fractional Sharesor whether such fractionalSharesor any rightsthereto shallbecanceled, terminated,orotherwise eliminated.

(p)

Deferrals.In the event the Committee permits a Participant to defer anyAward payable inthe formofcash,all such elective deferrals shall be accomplished by thedelivery of awritten,irrevocable election by the Participanton aformprovided by the Company.  Alldeferralsshall be madeinaccordancewithadministrative guidelines establishedby theCommittee to ensure that suchdeferrals comply withall applicablerequirementsof Section 409A of theCode.

(q)

Headings.  Headingsare givento the Sectionsandsubsectionsof the Plan solely as a convenience tofacilitate reference.Such headings shall not bedeemedinany way material or relevant tothe construction or interpretation of the Plan or any provision thereof.

Section 15.  CompliancewithSection 409Aof the Code.

(a)

Tothe extent applicable, it isintendedthat this Planand any grants made hereunder comply with theprovisionsof Section409A oftheCode,sothat theincome inclusion provisionsof Section409A(a)(1) ofthe Codedo not apply tothe Participants.  ThisPlanand any grants madehereundershall beadministeredinamanner consistent with this intent.

(b)

Neither a Participantnor anyof a Participant’s creditorsorbeneficiaries shall have the right to subject anydeferredcompensation(withinthemeaning of Section 409A of Code) payableunder thisPlanand grants hereunder to any anticipation, alienation,sale, transfer,assignment,pledge,encumbrance,attachmentor garnishment.  Except as permittedunder Section 409A of theCode,anydeferredcompensation(withinthemeaning of Section 409A oftheCode) payabletoa Participantor fora Participant’sbenefitunder this Planandgrants hereundermaynot bereduced by, or offset against,any amountowing byaParticipant to theCompany or anyof its Subsidiaries.

(c)

If, at the time ofaParticipant’s separationfromservice (withinthe meaning ofSection 409A of the Code),(i) the Participantshall bea specified employee(withinthemeaningof Section409A oftheCodeand usingtheidentificationmethodologyselectedby theCompany fromtimetotime)and(ii)theCompany shall makea goodfaithdetermination thatan amountpayable hereunder constitutes deferred compensation(withinthe meaning of Section 409A oftheCode) the payment ofwhichisrequiredto be delayedpursuant tothesix-month delay rule set forth in Section 409Aof the Code in order to avoidtaxes orpenaltiesunder Section 409A of the Code, thenthe

Company shall not paysuchamount onthe otherwisescheduledpayment date but shall instead pay it,without interest, on theearlier of the first businessday of theseventhmonth followingseparation fromservice or death.

(d)

Notwithstanding anyprovision of this Planand grants hereunder to the contrary, inlightof the uncertainty with respect tothe proper application of Section 409Aofthe Code, the Company shall amendthis Plan and grants hereunder as the Company deems necessaryordesirable to avoidthe imposition of taxesorpenalties underSection409A oftheCode.  Inany case,aParticipant shall besolely responsible and liable for the satisfaction of all taxes and penalties thatmay be imposed on a Participant orfor a Participant’s account inconnection with this Planand grants hereunder (includingany taxes and penalties underSection 409AoftheCode), and neither the Company nor any ofits Subsidiaries shall have any obligationtoindemnify orotherwise holda Participant harmless fromany or all of such taxesor penalties.

Section16. Termof the Plan.

(a) Effective Date.  The Planshall be effective as of the dateof its approvalby the Board (the

“EffectiveDate”), subject to approvalof thePlanby thestockholdersof theCompany.

(b)

Expiration Date.No grant will be made under thisPlanmore thantenyears after the Effective Date,but allgrants made on orprior tosuchdate will continueineffectthereafter subjecttothe terms thereof and of this Plan.

~~~~~  END ~~~~~

EXHIBIT 10.17b

Form of Restricted Stock Unit Award Agreement for Employees

TWO RIVERS WATER & FARMING COMPANY
RESTRICTED STOCK UNIT AGREEMENT

THIS RESTRICTED STOCK UNIT AGREEMENT, hereinafter referred to as the “RSU” or the “Agreement,” is made as of _________ between Two Rivers Water & Farming Company, Colorado corporation (the “Company”), ________________ (the “Grantee”).

Pursuant to the grant made by the Company’s ______________ [Board or CEO] on __________, the Company hereby grants to Grantee _______ shares of common stock of the Company (the “Stock”) to the Grantee subject to the terms, definitions and provisions of this Agreement (the “RSU”).

Vesting of RSUs

The RSU shall vest with respect to ______ shares of the Stock on the date hereof as follows:

Date	Number of Shares
____________ (for service through ___________)

In the event that as of the date of this Agreement the Grantee is an employee of the Company or  any subsidiary thereof, the RSU shall, irrespective of the other provisions of this subsection (a)  of this Section 1, continue to vest according to the above schedule notwithstanding the termination  of the Grantee's employment with the Company if such termination is the result of the Grantee's  retirement from the Company upon the Grantee having both reached the age of sixty, provided that prior to the exercise of the  RSU the Grantee does not after such retirement become employed on a full-time basis by a  competitor of the Company prior to reaching the age of sixty-five.  In the event that as of the date of this Agreement the Grantee is a non-employee member of the Company's Board of Directors, the RSU shall, irrespective of the other provisions of this subsection (a) of this Section 1, become fully vested upon the Grantee's retirement from the Company's Board of Directors after having completed at least five years of service to the Company.

The RSU may be exercised, to the extent vested, by the Grantee or after the Grantee’s death, by the person or persons to whom the Grantee's rights under the RSU pass by will or the laws of descent and distribution, by the spouse or the descendants of the Grantee or by trusts for such persons, to whom or which the Grantee may have transferred the RSU, or by legal representative of any of the foregoing.  Any such transfer shall be made only in compliance with the Act and the requirements thereof as set forth by the Company.

This RSU shall be issued to Grantee based on the vesting schedule in Section 1(a).

Any unvested portion of the RSU will terminate when the Grantee is terminated by the Company, with or without cause.

The RSU shall become fully vested and exercisable irrespective of the provisions of this Section when either: (i) immediately prior to the completion of the merger or sale of substantially all of the stock or assets of the Company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company or any of its subsidiaries is the survivor of a reverse triangular merger and the Company’s shareholders immediately prior to the merger own less than 50% of the value of the Company’s stock immediately after the merger); (ii) upon termination of the Grantee's employment with the Company or a subsidiary thereof because of his death, disability or normal retirement upon reaching the age of sixty-five; or (iii) in the event that the Grantee is a non-employee member of the Company's Board of Directors, upon retirement from the Company's Board of Directors after reaching the age of seventy.

Adjustments Upon Changes in Capitalization.  Whenever a stock split, stock dividend or other relevant change in capitalization of the Company occurs, the number of shares of Stock that can thereafter be purchased, and the RSU price per share, under each RSU that has been granted and not exercised, shall be appropriately adjusted.

Notices.  Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the address or addresses on file with the Company.  Each notice shall be deemed to have been given on the date it is received, except that a written notice of exercise received by 5:00 o'clock p.m. Denver time on the next business day after the expiration of any RSU period hereunder, if such expiration date does not fall on a normal business day, shall be deemed to be received just prior to the expiration of such RSU period.  Each notice to the Company shall be addressed to it at its principal office, attention of the Secretary.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

Benefits of Agreement.  This Agreement shall inure to the benefit of and be binding upon each successor of the Company and the Grantee's heirs, legal representatives and permitted transferees.  This Agreement shall be the sole and exclusive source of any and all rights which the Grantee, his heirs, legal representatives and permitted transferees may have in respect to the Plan and the RSU.

Resolution of Disputes.  Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction or applicability of this Agreement will be determined by the Board of Directors of the Company or by any Committee appointed by the Board for such purpose.  Any determination made hereunder shall be final, binding, and conclusive for all purposes.

Controlling Documents.  In the event of any inconsistency between this Agreement and the Plan, the Plan shall control.

Representations and Warranties of Grantee.  Grantee hereby represent and warrant to Seller that:

Grantee hereby represents that he/she will not resell the Shares in any transaction for which an exemption is not available;

Grantee hereby acknowledges that the shares maybe "restricted," and may bear a restrictive legend, as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) and effective registration statement for such securities under said act, or (ii) an option of company counsel that such registration is not required”;

Grantee represents that he/she has received all currently available financial information and the current SEC periodic reports for the Company for which the Shares are issued and have received any other information requested about the Company or its securities;

Grantee represents that either, i) he/she is an "accredited investor" as defined in Regulation D, or ii) he/she is a sophisticated investor having such knowledge and experience in investing and having received such information about the Company and its securities that he/she deems the investment appropriate and suitable for him or her;

Grantee represents that he/she is purchasing the Shares for investment purposes only and not with a view to distribution to the public; and

If for any reason these securities issued pursuant to this grant maybe restricted, Grantee's holding period for purposes of Rule 144 will only commence to run upon Grantee's receipt of the RSU shares. Further, Grantee understands that the securities have not been registered under the Securities Act, there are no registration rights with respect thereto, and the Company has no obligation to register the shares.

Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado with respect to agreements entered into within Colorado by residents thereof.

Counterparts, Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be considered an original document. This Agreement may be delivered by facsimile, which shall be deemed an original counterpart for all purposes.

IN WITNESS WHEREOF, the Company and the Grantee have caused this Agreement to be executed as of the day, month and year first above written.

TWO RIVERS WATER COMPANY

By:

GRANTEE

By:

EXHIBIT 10.17c

Form of Restricted Stock Unit Award Agreement for Non-Employees

TWO RIVERS WATER & FARMING COMPANY
RESTRICTED STOCK UNIT AGREEMENT

THIS RESTRICTED STOCK UNIT AGREEMENT, hereinafter referred to as the “RSU Agreement,” is made as of _________ between Two Rivers Water & Farming Company, a Colorado corporation (the “Company”), and Waterton Financial, Inc. (the “Grantee”).

Pursuant to the grant made by the Company’s Board of Directors on __________, the Company hereby grants to Grantee __________ Restricted Stock Units (“RSU”).  Each Restricted Stock Unit may be exercised at $______ per RSU to purchase one share of common stock of the Company (the “Stock”).  The RSUs are granted subject to the terms, definitions and provisions of this RSU Agreement.  This Agreement shall at all times be subject to the Two Rivers Water Company 2011 Long-Term Stock Incentive Plan (the “Plan”).

Grant of RSUs

Vesting Schedule.  The RSUs shall vest as follow:

Each RSU shall be exercisable, at $____ per RSU, to purchase one common share of the Company.

Expiration.  The RSUs in this RSU Agreement shall expire on __________.

The RSUs may be exercised, to the extent vested, by the Grantee or after the Grantee’s death, by the person or persons to whom the Grantee's rights under the RSU pass by will or the laws of descent and distribution, by the spouse or the descendants of the Grantee or by trusts for such persons, to whom or which the Grantee may have transferred the RSU, or by legal representative of any of the foregoing.  Any such transfer shall be made only in compliance with the requirements thereof as set forth by the Company.

The RSUs shall become fully vested and exercisable irrespective of the provisions of this Section when immediately prior to the completion of the merger or sale of substantially all of the stock or assets of the Company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company or any of its subsidiaries is the survivor of a reverse triangular merger and the Company’s shareholders immediately prior to the merger own less than 50% of the value of the Company’s stock immediately after the merger).

Adjustments Upon Changes in Capitalization.  Whenever a stock split, stock dividend or other relevant change in capitalization of the Company occurs, the number of shares of Stock that can thereafter be purchased, and the RSU price per share, under each RSU that has been granted and not exercised, shall be appropriately adjusted.

Notices.  Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the address or addresses on file with the Company.  Each notice shall be deemed to have been given on the date it is received, except that a written notice of exercise received by 5:00 o'clock p.m. Denver time on the next business day after the expiration of any RSU period hereunder, if such expiration date does not fall on a normal business day, shall be deemed to be received just prior to the expiration of such RSU period.  Each notice to the Company shall be addressed to it at its principal office, attention of the Secretary.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

Benefits of Agreement.  This Agreement shall inure to the benefit of and be binding upon each successor of the Company and the Grantee's successors and permitted transferees.  This Agreement shall be the sole and exclusive source of any and all rights which the Grantee, successors, and permitted transferees may have in respect to the Plan and the RSU.

Resolution of Disputes.  Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction or applicability of this Agreement will be determined by the Board of Directors of the Company or by any Committee appointed by the Board for such purpose.  Any determination made hereunder shall be final, binding, and conclusive for all purposes.

Controlling Documents.  In the event of any inconsistency between this Agreement and the Plan, the Plan shall control.

Representations and Warranties of Grantee.  Grantee hereby represent and warrant to Seller that:

Grantee hereby acknowledges that the shares maybe "restricted," and may bear a restrictive legend, as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) and effective registration statement for such securities under said act, or (ii) an option of company counsel that such registration is not required”;

If for any reason these securities issued pursuant to this grant maybe restricted, Grantee's holding period for purposes of Rule 144 will only commence to run upon Grantee's receipt of the RSU shares. Further, Grantee understands that the securities have not been registered under the Securities Act, there are no registration rights with respect thereto, and the Company has no obligation to register the shares.

Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado with respect to agreements entered into within Colorado by residents thereof.

Counterparts, Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be considered an original document. This Agreement may be delivered by facsimile, which shall be deemed an original counterpart for all purposes.

IN WITNESS WHEREOF, the Company and the Grantee have caused this Agreement to be executed as of the day, month and year first above written.

TWO RIVERS WATER & FARMING COMPANY

By:

GRANTEE

By: